YTB International, Inc.
                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


<    In connection  with the  accompanying  Annual Report of YTB  International,
Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2004 (the "Report"), I, Derek J. Brent, Chief Financial and Accounting Officer of the Company, hereby certify that to my knowledge:
<
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: 08/25/2005
/s/ Derek J. Brent




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[Signature] Chief Financial and Accounting Officer